UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2017

HUI YING FINANCIAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-201037	35-2507568
(Commission File Number)	(IRS Employer Identification No.)

Room 2403, Shanghai Mart Tower

2299 West Yan’an Road, Changning District

Shanghai, 200336, China

(Address of principal executive offices and zip code)

+86 21-2357-0077

(Registrant’s telephone number including area code)

SINO FORTUNE HOLDING CORPORATION

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 29, 2017, the registrant (“we,” “our,” or the “Company”) changed our corporate name from Sino Fortune Holding Corporation to Hui Ying Financial Holdings Corporation. The name change was effected through a parent/subsidiary short-form merger of Hui Ying Financial Holdings Corporation, our wholly-owned Nevada subsidiary formed solely for the purpose of the name change, with and into us. We were the surviving entity. To effectuate the merger, we filed Articles of Merger with the Secretary of State of the State of Nevada on September 27, 2017 and the merger became effective on September 29, 2017. Our board of directors approved the merger which resulted in the name change. In accordance with Section 92A.180 of the Nevada Revised Statutes, stockholder approval of the merger was not required.

The merger and resulting name change do not affect the rights of our security holders. Our securities will continue to be quoted on the OTCQB. The Company is seeking FINRA’s approval for the name change. Following the name change, the stock certificates, which reflect our prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

A copy of the Articles of Merger we filed with the Secretary of State of the State of Nevada is being filed herewith as Exhibit 3.1.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On September 29, 2017, we issued a press release announcing the name change. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Articles of Merger, as filed with the Secretary of State of the State of Nevada on September 27, 2017
99.1	Press Release dated on September 29, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUI YING FINANCIAL HOLDINGS CORPORATION

By:	/s/ Bodang Liu
Name: Bodang Liu
Title: Chief Executive Officer and Chairman

Dated: September 29, 2017

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